UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 30, 2006

Thornburg Mortgage Securities Trust 2006-2
(Issuing Entity)

Credit Suisse First Boston Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

Thornburg Mortgage Home Loan, Inc.
(Exact Name of Sponsor as Specified in its Charter)
Credit Suisse First Boston Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127872	13-3320910
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 525-8119

                                                  No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-127872) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

  5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

  8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON

MORTGAGE SECURITIES CORP.

By:       /s. Kevin Steele

      Name:  Kevin Steele

      Title: Vice President

Dated:  March 30, 2006

EXHIBIT INDEX

   Exhibit No.

Description

  5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

  8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

March 30, 2006

Credit Suisse First Boston Mortgage Securities Corp.,

11 Madison Avenue

New York, New York 10010

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel for Credit Suisse First Boston Mortgage Securities Corp. a Delaware corporation (the “Company”), in connection with the offering of the Thornburg Mortgage Securities Trust 2006-2, Mortgage Loan Pass-Through Certificates, Series 2006-2 (the “Certificates”).  A Registration Statement of the Company on Form S-3 relating to the Certificates (Commission File No. 333-127872) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on January 10, 2005.  As set forth in the prospectus dated December 22, 2005, as supplemented by a prospectus supplement dated March 28, 2006 (the “Base Prospectus” and the “Prospectus Supplement,” respectively), the Certificates will be issued under and pursuant to the conditions of a pooling and servicing agreement dated as of March 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer (the “Master Servicer”), LaSalle Bank, National Association, as trustee (the "Trustee") and custodian, Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee") and Thornburg Mortgage Home Loans, Inc., as seller (the “Seller”).

We have examined a form of the Pooling and Servicing Agreement, forms of the Certificates, the Base Prospectus, the Prospectus Supplement, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

The Pooling and Servicing Agreement has been duly and validly authorized by all necessary action on the part of the Company and, when duly executed and delivered by the Company, the Trustee, the Delaware Trustee, the Seller, the Master Servicer, and any other party thereto, the Pooling and Servicing Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations;

(ii)

The issuance and sale of the Certificates have been duly authorized by all requisite corporate action on the part of the Company and, when duly and validly executed and authenticated in accordance with the terms of the Pooling and Servicing Agreement and delivered against payment therefor pursuant to the underwriting agreement dated March 28, 2006 among the Company, Credit Suisse First Boston Mortgage Securities Corp. and the other underwriters named therein (the “Underwriting Agreement”), the Certificates will be duly and validly issued and outstanding, and entitled to the benefits of the Pooling and Servicing Agreement;

(iii)

Under existing law, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, each segregated pool of assets for which the Pooling and Servicing Agreement directs that a REMIC election be made will qualify as a “real estate mortgage investment conduit” (“REMIC”) pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”); each Class of Certificates, other than the Class A-R Certificate, will evidence ownership of “regular interests” in a REMIC within the meaning of Section 860G(a)(1) of the Code, and the Class A-R Certificates will be considered to represent the sole class of “residual interest” in each REMIC formed pursuant to the Pooling and Servicing Agreement for the purposes of Section 860G(a)(2) of the Code.  Each Class of Senior Certificates, other than the Class A-R Certificates, also represents rights to payments under the related Yield Maintenance Agreement.  The Final Maturity Reserve Trust will be an “outside reserve fund” beneficially owned by the beneficial owners of the Class I Certificates.  The Yield Maintenance Account will also be an outside reserve fund that is beneficially owned by the Senior Certificateholders other than the holder of the Class A-R Certificate; and

(iv)

The statements contained under the caption “Material Federal Income Tax Consequences” in the Base Prospectus and the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Matters” and “Material Federal Income Tax Consequences” in the Base Prospectus and Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP

McKee Nelson LLP